UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K
___________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 27, 2020

Investar Holding Corporation
(Exact name of registrant as specified in its charter)

Louisiana	001-36522	27-1560715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
10500 Coursey Boulevard
Baton Rouge, Louisiana 70816
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (225) 227-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value per share	ISTR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 5.07 Submission of Matters to a Vote of Security Holders

At the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of Investar Holding Corporation (the “Company”), held on May 27, 2020, four proposals were submitted to a vote of security holders. Of the 10,940,021 shares of the Company’s common stock outstanding as of the record date, 8,960,852 shares were represented at the Annual Meeting.
Proposal No. 1: Election of 12 Directors
Each of the director nominees listed below was elected to serve as a member of the Company’s board of directors (the “Board”), each to serve a one-year term. The shareholders’ voting results are set forth below.

Nominee	For	Withhold	Broker Non-Votes
James M. Baker	6,782,310	38,422	2,140,120
Thomas C. Besselman, Sr.	6,723,703	97,029	2,140,120
James H. Boyce, III	6,662,080	158,652	2,140,120
Robert M. Boyce, Sr.	6,780,647	40,085	2,140,120
John J. D’Angelo	6,807,993	12,739	2,140,120
William H. Hidalgo, Sr.	6,799,179	21,553	2,140,120
Gordon H. Joffrion, III	6,789,300	31,432	2,140,120
Robert C. Jordan	6,809,382	11,350	2,140,120
David J. Lukinovich	6,784,387	36,345	2,140,120
Suzanne O. Middleton	6,807,114	13,618	2,140,120
Andrew C. Nelson, M.D.	6,807,460	13,272	2,140,120
Frank L. Walker	6,809,955	10,777	2,140,120
Proposal No. 2: Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the 2020 Fiscal Year
The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2020 fiscal year was approved. The shareholders’ voting results are set forth below.

For	Against	Abstain
8,948,494	868	11,490

Proposal No. 3: Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers

The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved. The shareholders’ voting results are set forth below.

For	Against	Abstain	Broker Non-Votes
6,783,057	27,908	9,767	2,140,120

Proposal No. 4: Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers

The shareholders approved, on an advisory basis, conducting future advisory votes on the compensation of the Company’s named executive officers annually. The shareholders’ voting results are set forth below.

Every one year	Every two years	Every three years	Abstain	Broker Non-Votes
6,657,279	8,243	155,079	131	2,140,120

After taking into consideration the foregoing voting results and the Board’s prior recommendation in favor of an annual advisory vote on the compensation of the Company’s named executive officers, the Board intends to hold future advisory votes on the compensation of the Company’s named executive officers every year until the next shareholder advisory vote on the frequency of future advisory votes on executive compensation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTAR HOLDING CORPORATION

Date: May 28, 2020	By:	/s/ John J. D’Angelo
John J. D’Angelo
President and Chief Executive Officer